Exhibit 10.23

Execution Version

SECOND AMENDMENT

TO REVOLVING SYNDICATED FACILITY AGREEMENT

SECOND AMENDMENT TO REVOLVING SYNDICATED FACILITY AGREEMENT, dated as of March 19, 2013 (this “Amendment”), among TRONOX LIMITED, an Australian public limited company incorporated in the Commonwealth of Australia (“Holdings”) and certain of its Subsidiaries party hereto as borrowers and guarantors, (collectively, the “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors party hereto, the several banks and other financial institutions parties hereto as lenders (the “Lenders”), UBS AG, STAMFORD BRANCH, as an issuing bank, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the other agents and lenders party thereto have entered into that certain Revolving Syndicated Facility Agreement, dated as of June 18, 2012, and amended as of August 8, 2012 (as further amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Facility Agreement;

WHEREAS, the Lenders and the Administrative Agent desire to modify the Facility Agreement in certain respects, in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Amendment to Section 1.01. Section 1.01 of the Facility Agreement is hereby amended as of the Effective Date as follows:

(a) The following new defined terms are hereby inserted in proper alphabetical order as of the Effective Date:

“ “Consolidated Net Tangible Assets” shall mean, with respect to any Person at any date of determination, the aggregate amount of total assets included in such Person’s most recent quarterly or annual consolidated balance sheet prepared in accordance with GAAP, minus applicable reserves reflected in such balance sheet, after deducting the following amounts: (i) all current liabilities reflected in such balance sheet (excluding any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

12 months after the time as of which the amount thereof is being computed), and (ii) the value (net of any applicable reserves and accumulated amortization) of all goodwill, trademarks, patents, unamortized debt discounts and expenses and other like intangibles reflected in such balance sheet.

“Permitted Unsecured Indebtedness” shall mean unsecured senior or subordinated (or any combination thereof) Indebtedness incurred from time to time by any Loan Party (or any Person that will, upon issuance of such notes, become a Loan Party) and issued under a loan agreement or an indenture or similar governing instrument in a registered public offering or a Rule 144A or other private placement transaction or other transaction not subject to registration under the Securities Act in the form of one or more series of senior unsecured or unsecured subordinated loans or notes; provided that such Indebtedness (a) is on market terms taking into account, among other things, Holdings’ corporate structure and the markets into which such Indebtedness is sold; (b) is unsecured; (c) does not mature or have scheduled amortization or other required payments of principal prior to the date that is ninety-one (91) days beyond the latest Revolving Maturity Date of any Loans hereunder at the time such Permitted Unsecured Indebtedness is incurred (other than customary offers to repurchase upon a change of control, asset sale or condemnation event and customary acceleration rights after an event of default); (d) is not guaranteed by any Person other than the Loan Parties (or any Person that will, upon issuance of such notes, become a Loan Party); (e) does not contain any financial maintenance covenants; (f) without limiting the foregoing limitations, does not contain covenants, events of default or other terms and conditions that, when taken as a whole, are more restrictive to the Loan Parties than the terms of this Agreement (it being understood that (i) interest rates, redemption and prepayment premiums and restrictions on prepayment or redemption shall not be taken into account in determining whether terms are more restrictive taken as a whole; and (ii) as a condition to the incurrence of any Permitted Unsecured Indebtedness , Holdings shall have delivered a certificate of one of its Responsible Officers to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Permitted Unsecured Indebtedness , together with a reasonably detailed description of the material terms and conditions of such Permitted Unsecured Indebtedness or drafts of the documentation relating thereto, stating that Holdings has determined in good faith that such terms and conditions satisfy the foregoing requirement, which shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies Holdings in writing within three (3) Business Days after receipt of such certificate that it disagrees with such determination (including a reasonably detailed description of specific provisions or terms of such notes as to which it has determined do not satisfy the foregoing (it being agreed that upon modifying such notes to change the relevant provisions identified in the Administrative Agent’s writing, Holdings shall not be required to provide a further notice or waiting period)).

“Second Amendment” shall mean the Second Amendment to Revolving Syndicated Facility Agreement, dated as of March 19, 2013, among Holdings, the other Borrowers party thereto, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

“Second Amendment Effective Date” shall have the meaning assigned to the term “Effective Date” in the Second Amendment.”

(b) The definition of “Cash Equivalents” is hereby amended as of the Effective Date by replacing the proviso in such definition with the text “; provided, that, in the case of any Investment by a Non-U.S. Entity, “Cash Equivalents” shall also include: (w) direct obligations of the sovereign nation (or any agency thereof) in which such Non-U.S. Entity is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (x) investments of the type and maturity described in clauses (a) through (e) above of obligors that are Non-U.S. Entities, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies, (y) repurchase obligations of any Affiliate of an Arranger or any commercial bank (or any Affiliate thereof) satisfying the requirements of clause (d) above, in each case having a term of not more than 12 months; and (z) other Investments consistent with the cash investment policy of Holdings, as such cash investment policy is in effect on the Second Amendment Effective Date.” at the end of such definition.

(c) The definition of “Change of Control” is hereby amended as of the Effective Date by replacing the text “Permitted Unsecured Notes” appearing in clause (d) of such definition with the text “Permitted Unsecured Indebtedness”.

(d) The definition of “Payment Conditions” is hereby amended as of the Effective Date by amending and restating clause (b) of such definition in its entirety as follows:

“(b) the Consolidated Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, for the Test Period ended immediately prior to the date of determination for which financial statements are then available or are required to be delivered under Section 5.01(b) or (c) shall be at least 1.10 to 1.00; provided that this clause (b) shall not be required with respect to Permitted Acquisitions, Restricted Junior Payments permitted under Section 6.04(g) and Investments permitted under Section 6.06(n) so long as (1) no proceeds of Loans are used to fund or otherwise finance such Permitted Acquisition, Restricted Junior Payment or Investment and (2) on the date of and after giving effect to such Permitted Acquisition, Restricted Junior Payment or Investment, Holdings and its Subsidiaries on a consolidated basis have at least $100,000,000 in cash on their balance sheet, calculated on a Pro Forma Basis;”

(e) The definition of “Permitted Unsecured Notes” is hereby amended as of the Effective Date by deleting such definition in its entirety.

(f) The definition of “Restricted Junior Payment” is hereby amended as of the Effective Date by replacing the text “Permitted Unsecured Notes” appearing in clause (e) of such definition with the text “Permitted Unsecured Indebtedness”.

Section 1.2 Amendment to Section 4.02(c). Section 4.02(c) of the Facility Agreement is hereby amended as of the Effective Date by inserting the following text immediately before the proviso at the end of such Section:

“, except to the extent such representations and warranties expressly relate to an earlier date”

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Section 1.3 Amendment to Section 5.01(c). Section 5.01(c) of the Facility Agreement is hereby amended as of the Effective Date by deleting the final sentence of such Section.

Section 1.4 Amendment to Section 5.01(k). Section 5.01(k) of the Facility Agreement is hereby amended as of the Effective Date by deleting such section in its entirety and inserting the text “[Intentionally omitted].” in lieu thereof.

Section 1.5 Amendment to Section 6.01(j). Section 6.01(j) of the Facility Agreement is hereby amended as of the Effective Date by replacing the text “$85.0 million at any time outstanding” with the text “the greater of (i) $100,000,000 and (ii) 3.0% of the Consolidated Net Tangible Assets of Holdings and its Subsidiaries as of the last day of the most recently ended Fiscal Quarter for which financial statements are available and have been delivered pursuant to Section 5.01(b) or Section 5.01(c)”.

Section 1.6 Amendment to Section 6.01(m). Section 6.01(m) of the Facility Agreement is hereby amended as of the Effective Date by replacing the text “$900.0 million” with the following text:

“$1,700 million”

Section 1.7 Amendment to Section 6.01(q). Section 6.01(q) of the Facility Agreement is hereby amended as of the Effective Date by replacing the text “on the Closing Date” with the text “on the Second Amendment Effective Date”.

Section 1.8 Amendment to Section 6.01(r). Section 6.01(r) of the Facility Agreement is hereby amended as of the Effective Date by (a) replacing the text “Permitted Unsecured Notes” appearing in such Section with the text “Permitted Unsecured Indebtedness” and (b) replacing the text “$125.0 million” with the text “$25.0 million”.

Section 1.9 Amendment to Section 6.01(s). Section 6.01(s) of the Facility Agreement is hereby amended as of the Effective Date by amending and restating such Section in its entirety as follows:

“(s) so long as no Event of Default has occurred and is continuing or would result therefrom, unsecured Indebtedness in an aggregate amount not to exceed the greater of (i) $200,000,000 and (ii) 4.0% of the Consolidated Net Tangible Assets of Holdings and its Subsidiaries as of the last day of the most recently ended Fiscal Quarter for which financial statements are available and have been delivered pursuant to Section 5.01(b) or Section 5.01(c);”

Section 1.10 Amendment to Section 6.01(v). Section 6.01(v)) of the Facility Agreement is hereby amended as of the Effective Date by replacing the text “$100.0 million” with the text “$150.0 million”.

Section 1.11 Amendment to Section 6.01(w). Section 6.01(w) of the Facility Agreement is hereby amended as of the Effective Date by amending and restating such Section in its entirety as follows:

“(w) Permitted Unsecured Indebtedness, so long as both before and after giving pro forma effect to (i) the incurrence of such Permitted Unsecured Indebtedness,

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

(2) the incurrence of any Indebtedness incurred pursuant to Section 6.01(p), (3) any increases in the principal amount under the Term Loan Agreement and (4) and the repayment or prepayment of any Permitted Secured Indebtedness, Permitted Unsecured Indebtedness or the Term Loans, in each case, after the most recently ended Fiscal Quarter or Fiscal Year for which financial statements are then available or are required to be delivered under Section 5.01(b) or (c), (i) no Event of Default shall have occurred and be continuing or result therefrom and (ii) the Consolidated Fixed Charge Coverage Ratio as of the last day of the most recently ended Fiscal Quarter or Fiscal Year for which financial statements are available and have been delivered pursuant to Section 5.01(b) or Section 5.01(c) is no less than 2.00:1.00; and”

Section 1.12 Amendment to Section 6.03. Section 6.03 of the Facility Agreement is hereby amended as of the Effective Date by (a) replacing the text “the Closing Date” appearing in clause (c) of such Section with the text “the Second Amendment Effective Date”, and (b) deleting the “and” before clause (f) of such Section and (c) inserting the following clause (g) at the end of such Section:

“and (g) Indebtedness permitted pursuant to Section 6.01(s).”

Section 1.13 Amendment to Section 6.04(g). Section 6.04(g) of the Facility Agreement is hereby amended as of the Effective Date by amending and restating such Section in its entirety as follows:

“(g) Notwithstanding anything to the contrary contained herein, Holdings may make Restricted Junior Payments permitted under Section 6.4(e), (f), (g), (h) and (i) of the Term Loan Agreement (as in effect on the Second Amendment Effective Date), so long as the Payment Conditions are satisfied at the time of such payment.”

Section 1.14 Amendment to Section 6.05. Section 6.05 of the Facility Agreement is hereby amended as of the Effective Date by replacing the text “Sections 6.01(m)” appearing in clause (z) of such Section with the text “Sections 6.01(m), 6.01(p), 6.01(s)”.

Section 1.15 Amendment to Section 6.08(c). Section 6.08(c) of the Facility Agreement is hereby amended as of the Effective Date by replacing the text “Closing Date” appearing in such Section with the text “Second Amendment Effective Date”.

Section 1.16 Amendment to Section 6.08(j). Section 6.08(j) of the Facility Agreement is hereby amended as of the Effective Date by amending and restating such Section in its entirety as follows:

“(j) (i) Asset Sales described in Schedule 6.08 and (ii) the sale of assets acquired in a Permitted Acquisition and required to be sold or otherwise subject to a sale agreement within 24 months of the date of acquisition of such assets; provided that if such Asset Sale includes Accounts or Inventory included in any Borrowing Base the Borrowers shall deliver an updated Borrowing Base Certificate reflecting the removal of such Accounts or Inventory from the Aggregate Borrowing Base that, after giving effect to any concurrent repayment of Loans, demonstrates that the total Revolving Exposures does not exceed the lesser of (A) the total Revolving Commitments and (B) the Aggregate Borrowing Base then in effect;”

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Section 1.17 Amendment to Section 6.13(a). Section 6.13(a) of the Facility Agreement is hereby amended as of the Effective Date by (a) replacing the text “Permitted Unsecured Notes” appearing in clause (i)(B) and clause (iii)(B) of such Section with the text “Permitted Unsecured Indebtedness” and (b) replacing the text “Section 6.01(m)” appearing in clause (i)(B) and clause (iii)(B) of such Section with the text “Section 6.01(m), Section 6.01(s).

Section 1.18 Amendment to Section 6.14(b). Section 6.14(b) of the Facility Agreement is hereby amended as of the Effective Date by (a) replacing the text “Permitted Unsecured Notes” appearing in clause (i) of such Section with the text “Permitted Unsecured Indebtedness” and (b) deleting the text “or” appearing before clause (iv) of such Section and inserting the following new clause (v) immediately after the text “in violation of the Intercreditor Agreement”:

“or (v) any Indebtedness permitted under Section 6.01(p) or 6.01(s), other than as permitted under any intercreditor agreement with the Administrative Agent entered into with respect thereto”.

Section 1.19 Amendment to Schedules. The Schedules to the Facility Agreement are hereby amended as of the Effective Date by amending and restating Schedule 6.01(q) to the Facility Agreement in its entirety as set forth on Schedule 6.01(q) hereto.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective (the “Effective Date”) when the following condition precedent has been satisfied:

Section 2.1 Amendment. The Loan Parties, the Lenders and the Administrative Agent have each delivered a duly executed counterpart of this Amendment to the Administrative Agent.

Section 2.2 Absence of Default. No Default or Event of Default shall exist on the Effective Date.

Section 2.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

Section 2.4 Term Loan Amendment. The Term Loan Agent and the lenders under the Term Loan Agreement shall have amended the Term Loan Agreement pursuant to an amendment to thereto substantially in the form of Exhibit A (the “Term Loan Amendment”).

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Section 2.5 Closing Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and executed by a Responsible Officer of Holdings certifying as to the matters set forth in Sections 2.2 and 2.3 and attaching thereto a true and correct copy of the amendment referred to in Section 2.4 duly executed by Holdings, certain of its Subsidiaries, the lenders party thereto and the Term Loan Agent.

Section 2.6 Fees and Expenses. The Borrowers shall have reimbursed the Administrative Agent for its reasonable, documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, to the extent invoiced at least 2 Business Days prior to the Effective Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants on the Effective Date that:

(a) Requisite Power and Authority; Due Authorization; Binding Obligation. Each of Holdings and its Subsidiaries has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated. The execution, delivery and performance of this Amendment and the Facility Agreement as amended hereby have been duly authorized by all necessary action on the part of each Loan Party that is a party hereto and thereto. This Amendment has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) No Conflict. The execution, delivery and performance of this Amendment by the Loan Parties do not and will not (i) except as could not reasonably be expected to result in a Material Adverse Effect, violate (A) any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries or (B) any Requirement of Law applicable to Holdings or any of its Subsidiaries (including, without limitation, in respect of the Australian Borrowers, Section 260A of the Corporations Act); (ii) except as could not reasonably be expected to result in a Material Adverse Effect, conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries; (iii) violate any of the Organizational Documents of Holdings or any of its Subsidiaries, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent, on behalf of the Secured Parties and Permitted Liens); or (v) require any approval of stockholders, members or partners or any approval or consent of any Person under any material Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which have been obtained and are in full force and effect.

(c) Governmental Consents. No consent or approval of, or notice to, or other action to, with or by, any Governmental Authority is required to be obtained or made by or on behalf of the Loan Parties in connection with the execution, delivery, performance, validity or enforceability of this Amendment except (i) as have been obtained or made and are in full force and effect; (ii) for filings and recordings with respect to the Collateral necessary to perfect Liens created by the Loan Documents; and (iii) as could not reasonably be expected to result in a Material Adverse Effect.

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

ARTICLE IV

MISCELLANEOUS

Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Facility Agreement in the Loan Documents shall mean and be a reference to the Facility Agreement as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Facility Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Section 11.04 of the Facility Agreement.

Section 4.3 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 4.4 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 4.5 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Article II, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.6 Governing Law; Jurisdiction; Consent to Service of Process.

(a) Governing Law. This Amendment and the transactions contemplated hereby, and all disputes between the parties under or relating to this Amendment or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

(b) Submission to Jurisdiction. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Requirements of Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c) Venue. Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 4.6(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Service of Process. Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopier) in Section 10.01 of the Facility Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law.

Section 4.7 Waiver Of Jury Trial. Each Loan Party hereby waives, to the fullest extent permitted by applicable Requirements of Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Amendment, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Amendment by, among other things, the mutual waivers and certifications in this Section 4.7.

Section 4.8 Term Loan Amendment. Each Lender consents to the Term Loan Amendment and the Term Loan Agreement as amended thereby and each Lender authorizes and directs the Administrative Agent to enter into an amendment to the Intercreditor Agreement in connection herewith.

[Remainder of this page is intentionally left blank.]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. BORROWERS:

TRONOX INCORPORATED
TRONOX LLC
TRONOX PIGMENTS LLC

By:
Name:	Michael J. Foster
Title:	Vice President

TRONOX US HOLDINGS INC.
TRONOX FINANCE LLC

By:
Name:	Michael J. Foster
Title:	President

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

AUSTRALIAN BORROWERS:
SIGNED, SEALED AND DELIVERED	)
by Michael J. Foster	)
)
as attorney for	)
TRONOX AUSTRALIA HOLDINGS PTY LIMITED	)
TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED	) )
TRONOX GLOBAL HOLDINGS PTY LIMITED	)
TRONOX LIMITED	)
TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED	) )
TRONOX PIGMENTS AUSTRALIA PTY LIMITED	)
TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED	)
TRONOX SANDS HOLDINGS PTY LIMITED
TRONOX WORLDWIDE PTY LIMITED (F/K/A TRONOX WORLDWIDE LLC)
under power of attorney dated 14 June 2012 in the presence of:

Signature of witness
By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
Name of witness (block letters)

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

SIGNED, SEALED AND DELIVERED	)
by Michael J. Foster	)
)
as attorney for	)
TRONOX WESTERN AUSTRALIA PTY LTD under power of attorney dated 8 June 2012 in the presence of:	) ) ) )
) ) ) ) )
Signature of witness		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

Name of witness (block letters)

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

SIGNED, SEALED AND DELIVERED	)
by Michael J. Foster	)
)
as attorney for	)
)
TRONOX HOLDINGS (AUSTRALIA) PTY LTD	)
TRONOX INVESTMENTS (AUSTRALIA) PTY LTD	)
TRONOX AUSTRALIA SANDS PTY LTD	)
TICOR RESOURCES PTY LTD	)
TICOR FINANCE (A.C.T.) PTY LTD	)
TIO2 CORPORATION PTY LTD	)
YALGOO MINERALS PTY. LTD.	)
TIFIC PTY. LTD.	)
SYNTHETIC RUTILE HOLDINGS PTY LTD	)
SENBAR HOLDINGS PTY LTD	)
PIGMENT HOLDINGS PTY LTD	)
TRONOX MINERAL SALES PTY LTD	)
TRONOX MANAGEMENT PTY LTD	)
under power of attorney dated 18 June 2012 in the presence of:	) ) )
) ) ) ) ) ) )
Signature of witness	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
) ) )
Name of witness (block letters)

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

SUBSIDIARY GUARANTORS:

TRONOX INTERNATIONAL FINANCE LLP

By:
Name:	Michael J. Foster
Title:	Director

TRONOX PIGMENTS LTD

By:
Name:	Michael J. Foster
Title:	Vice President

[Signature Page]

AGENTS AND LENDERS:

UBS AG, STAMFORD BRANCH, as Issuing Bank, Administrative Agent and Collateral Agent

By:
Name:	Lana Gifas
Title:	Director

By:
Name:	Joselin Fernandes
Title:	Associate Director

UBS LOAN FINANCE LLC, as Lender and Swingline Lender

By:
Name:	Lana Gifas
Title:	Director

By:
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

GOLDMAN SACHS BANK USA, as Lender

By:
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

ROYAL BANK OF CANADA, as Lender

By:
Name:	Scott Umbs
Title:	Authorized Signatory

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:
Name:	Mikhail Faybusovich
Title:	Director

By:
Name:	Tyler R. Smith
Title:	Associate

[Signature Page]

SECOND AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Exhibit A

Term Loan Amendment

(See Attached.)

EXECUTION COPY

SECOND AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of March 19, 2013 and is entered into by and among TRONOX PIGMENTS (NETHERLANDS) B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law, having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and having its registered office address at Naritaweg 165, Telestone 8, (1043BW), Amsterdam, The Netherlands, registered with the trade register of the chamber of commerce in Amsterdam, The Netherlands under number 34132341 (the “Borrower”), TRONOX LIMITED (ACN 153 348 111), an Australian public limited company incorporated in the Commonwealth of Australia (“Holdings”), the Lenders party hereto, GOLDMAN SACHS BANK USA (“GS”), as Administrative Agent (“Administrative Agent”), and the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 8, 2012 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of May 11, 2012 and as further amended through the date hereof without giving effect to the amendments set forth herein, the “Existing Credit Agreement”) by and among the Borrower, Holdings, Tronox Incorporated, a Delaware corporation (“US Holdings”), the subsidiaries of Holdings named therein or from time to time party thereto, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as provided for herein to, among other things, obtain additional Term Loans (the “Additional Term Loans”) in an aggregate principal amount of up to $952,749,999.73 (the “Additional Term Loan Amount”), such that after giving effect to such Additional Term Loans, the aggregate principal amount of all Term Loans would equal $1,500,000,000;

WHEREAS, it is the intention of the Credit Parties and the Lenders that all Additional Term Loans be Term Loans and that the existing Term Loans and the Additional Term Loans have identical terms and be treated as one class of loans under the Existing Credit Agreement, as amended by this Amendment;

WHEREAS, the Additional Term Loans may be provided by Lenders under the Existing Credit Agreement and/or by Persons that are not currently Lenders under the Existing Credit Agreement; and

WHEREAS, subject to the conditions set forth herein, the Lenders party hereto are willing to agree to such amendments relating to the Existing Credit Agreement and, in certain cases, commit to provide a portion of the Additional Term Loans (such commitment an “Additional Term Loan Commitment”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENT

1.1 The Existing Credit Agreement (including the appendices, schedules and exhibits thereto) is hereby amended and restated in its entirety to be in the form of Exhibit A attached hereto (as amended and restated pursuant to this Amendment, the “Restated Credit Agreement”).

SECTION II. LENDER CONSENTS

2.1	Each Lender that, on or prior to 10:00 a.m. (New York time) on March 13, 2013 (as such time and date may be extended by the Administrative Agent with the consent of the Borrower, the “Consent Due Date”) has executed and delivered to the Administrative Agent a Consent to Second Amendment substantially in the form attached hereto as Annex A (the “Consent”) shall have consented to this Amendment.

2.2	Each Person (such Person, an “Additional Lender”) that is not a Lender under the Existing Credit Agreement that executes and delivers a joinder agreement to this Amendment substantially in the form attached hereto as Annex B (the “Joinder Agreement”) shall become a party to the Restated Credit Agreement and a “Lender” thereunder and pursuant to such Joinder Agreement will commit to make Additional Term Loans to the Borrower in an amount equal to the amount of such Person’s “Additional Term Loan Commitment” as set forth in such Joinder Agreement.

2.3	Each Lender party hereto hereby authorizes the Administrative Agent and the Collateral Agent to enter into the Intercreditor Agreement and the other Credit Documents or any amendments, amendments and restatements, reaffirmations or modifications with respect thereto, in each case as necessary to reflect the amendments to the Existing Credit Agreement set forth herein and in the Restated Credit Agreement.

SECTION III. COMMITMENTS AND LOANS

3.1	Holdings, the Borrower, each other Credit Party, the Administrative Agent and the Lenders party hereto acknowledge and agree that under the Existing Credit Agreement, the aggregate principal balance of all Term Loans on the Second Amendment Effective Date (as defined below) (without giving effect to this Amendment) (the “Existing Principal Amount”) is $547,250,000.27 (exclusive of interest, fees and expenses). Holdings, Borrower and each other Credit Party acknowledge and agree that all Obligations outstanding as of the Second Amendment Effective Date (including the Existing Principal Amount) constitute valid and binding obligations of Holdings, Borrower and the other Credit Parties and are not subject to offset, counterclaim, defense or recoupment of any kind. All interest, fees and expenses together with all other Obligations outstanding under the Existing Credit Agreement (including the Existing Principal Amount) which remain unpaid and outstanding as of the Second Amendment Effective Date shall be in all respects continuing and remain outstanding and payable under the Restated Credit Agreement and the other Credit Documents, with only the terms thereof being modified from and after the Second Amendment Effective Date as set forth in this Amendment and the Restated Credit Agreement and the other Credit Documents.

3.2	Subject to the terms and conditions of this Amendment and the Restated Credit Agreement, each Lender party hereto with an Additional Term Loan Commitment severally agrees to make, on the Second Amendment Effective Date, an Additional Term Loan to the Borrower in an amount equal to the amount of such Lender’s Second Amendment Effective Date Term Loan Commitment as set forth on Appendix A to the Restated Credit Agreement.

3.3

It is the intention of each of the parties hereto that the Existing Credit Agreement be amended and restated so as to preserve the perfection and priority of all security interests securing Indebtedness

2

and Obligations under the Existing Credit Agreement and that all Indebtedness and Obligations of Holdings and its Subsidiaries hereunder and thereunder shall be secured by the Collateral Documents and that this Amendment and the Restated Credit Agreement do not constitute a novation of the Obligations and liabilities existing under the Existing Credit Agreement. The parties hereto further acknowledge and agree that this Amendment and the Restated Credit Agreement constitute an amendment of the Existing Credit Agreement made under and in accordance with the terms of Section 10.5 of the Existing Credit Agreement. In addition, from and after the Second Amendment Effective Date, all references to the “Credit Agreement” contained in any Credit Document shall be deemed to refer solely to the Existing Credit Agreement as amended and restated by this Amendment.

3.4	The Additional Term Loans and the Term Loans existing under the Existing Credit Agreement shall constitute a single Class of Term Loans. On the Second Amendment Effective Date, (i) the Additional Term Loans shall be Eurodollar Rate Loans, (ii) the Interest Period and Adjusted Eurodollar Rate for the Additional Term Loans shall be the same as that in effect for the existing Term Loans on the Second Amendment Effective Date, and (iii) the Borrower shall pay all fees accrued to the Second Amendment Effective Date with respect to the existing Term Loans.

SECTION IV. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

4.1	The Administrative Agent shall have received counterpart signature pages of this Amendment duly executed by each of the Credit Parties, the Administrative Agent and the Lenders;

4.2	The Administrative Agent shall have received Notes executed by the Borrower in favor of each Lender or Additional Lender requesting a Note evidencing its Term Loans at least 3 Business Days prior to the Second Amendment Effective Date;

4.3	The satisfaction (or waiver in accordance with Section 10.5 of the Existing Credit Agreement) of all of the conditions precedent set forth in Section 3.1 of the Restated Credit Agreement; and

4.4	As of the Second Amendment Effective Date, the representations and warranties contained herein shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that in each case, such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality in the text thereof.

SECTION V. REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to the Administrative Agent and the Lenders that the following statements are true and correct:

5.1 Corporate Power and Authority. Each Credit Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment, the Restated Credit Agreement and the other Credit Documents.

3

5.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment, the Restated Credit Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

5.3 No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of this Amendment, the Restated Credit Agreement and the other Credit Documents do not and will not (a) except as could not reasonably be expected to result in a Material Adverse Effect, violate (i) any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries or (ii) any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (b) except as could not reasonably be expected to result in a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries; (c) violate any of the Organizational Documents of Holdings or any of its Subsidiaries, (d) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the Secured Parties and any Liens created under any Additional Facility Credit Documents in favor of the ABL Agent or any Alternative Facility Agent, as the case may be); or (e) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date.

5.4 Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of this Amendment, the Restated Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

5.5 Binding Obligation. This Amendment has been duly executed and delivered by each of the Credit Parties party hereto and this Amendment and the Restated Credit Agreement each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

5.6 Incorporation of Representations and Warranties from Restated Credit Agreement. The representations and warranties contained in Section 4 of the Restated Credit Agreement are and will be true and correct on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct on and as of such earlier date.

5.7 Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

4

SECTION VI. REAFFIRMATION, ACKNOWLEDGMENT AND CONSENT

Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Restated Credit Agreement and this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms and reaffirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Credit Party acknowledges and agrees that, after giving effect to this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and all of its obligations under the Credit Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or the Restated Credit Agreement. As of the Second Amendment Effective Date, each Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Restated Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of the Borrower and the other Credit Parties under any Credit Document (including, without limitation, the Second Amendment Effective Date Term Loans), in each case, on and subject to the terms and conditions set forth in the Restated Credit Agreement and the Credit Documents.

Each Credit Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Party is not required by the terms of the Existing Credit Agreement or any other Credit Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and Restated Credit Agreement and (ii) nothing in the Existing Credit Agreement, this Amendment, the Restated Credit Agreement or any other Credit Document shall be deemed to require the consent of such Credit Party to any future amendments to the Restated Credit Agreement.

SECTION VII. MISCELLANEOUS

7.1 Reference to and Effect on the Existing Credit Agreement and the Other Credit Documents.

(a) On and after the Second Amendment Effective Date, (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Restated Credit Agreement, and (ii) each reference in the Credit Documents to the “Closing Date Intercreditor Agreement” shall mean and be a reference to the Intercreditor Agreement (as defined in the Restated Credit Agreement).

(b) Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

5

(c) The execution and delivery of this Amendment and the performance of this Amendment and the Restated Credit Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Existing Credit Agreement or any of the other Credit Documents.

(d) For the avoidance of doubt, this Amendment shall constitute a Credit Document.

7.2 Certain Waivers. Borrower, Holdings and each other Credit Party hereby agrees that neither any Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Agents and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of this Amendment and any discussions or actions taken or not taken by the Agents or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Agents or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of any Agent or any Lender or any of their respective agents. This section shall survive the execution and delivery of this Amendment and the termination of the Restated Credit Agreement.

7.3 Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

7.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

7.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed Consent or counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed Consent or counterpart of this Amendment, as applicable.

[Remainder of this page intentionally left blank.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Each attorney signing this document under a power of attorney certifies, by the attorney’s signature, that the attorney has no notice of the revocation of the power of attorney.

BORROWER:	TRONOX PIGMENTS (NETHERLANDS) B.V.

By:
Name:
Title:

HOLDINGS:

SIGNED by
as attorney for TRONOX LIMITED ACN 153 348 111 under power of attorney dated 14 June 2012 in the presence of:

Signature of witness	Signature of attorney

Name	Name

[Signature Page to Second Amendment]

GUARANTORS:

SIGNED by
as attorney, respectively, for:
TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED ACN 155 120 728
TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED ACN 155 235 304
TRONOX PIGMENTS AUSTRALIA PTY LIMITED ACN 155 254 336
TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED ACN 155 319 430
TRONOX GLOBAL HOLDINGS PTY LIMITED ACN 154 691 826
TRONOX SANDS HOLDINGS PTY LIMITED ACN 154 709 332
TRONOX AUSTRALIA HOLDINGS PTY LIMITED ACN 155 254 274

under power of attorney dated 14 June 2012 in the presence of:

Signature of attorney
The person signing above certifies that his/her signature is to be treated as constituting a separate signing as attorney for each party listed above respectively.

Signature of witness	Name

Name	Date of power of attorney

SIGNED by
as attorney for TRONOX WESTERN AUSTRALIA PTY LTD ACN 009 331 195

under power of attorney dated 8 June 2012 in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

[Signature Page to Second Amendment]

SIGNED by
as attorney for TRONOX WORLDWIDE PTY LIMITED ACN 158 561 061 under power of attorney dated 29 June 2012 in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED by
as attorney, respectively, for: TRONOX HOLDINGS (AUSTRALIA) PTY LTD ACN 90 071 040 750
TRONOX INVESTMENTS (AUSTRALIA) PTY LTD ACN 53 071 040 152
TRONOX AUSTRALIA SANDS PTY LTD ACN 28 009 084 851
TICOR FINANCE (A.C.T.) PTY LTD ACN 58 008 659 363
TICOR RESOURCES PTY LTD ACN 27 002 376 847
TIO2 CORPORATION PTY LTD ACN 50 009 124 181
TIFIC PTY. LTD. ACN 69 009 123 451
YALGOO MINERALS PTY. LTD. ACN 21 008 948 383
TRONOX MINERAL SALES PTY LTD ACN 40 009 344 094
SENBAR HOLDINGS PTY LTD ACN 86 009 313 062
SYNTHETIC RUTILE HOLDINGS PTY LTD ACN 38 009 312 047
PIGMENT HOLDINGS PTY LTD ACN 53 009 312 994
TRONOX MANAGEMENT PTY LTD ACN 59 009 343 364

[Signature Page to Second Amendment]

under power of attorney dated 18 June 2012 in the presence of:

Signature of attorney
The person signing above certifies that his/her signature is to be treated as constituting a separate signing as attorney for each party listed above respectively.

Signature of witness	Name

Name	Date of power of attorney

[Signature Page to Second Amendment]

TRONOX INCORPORATED
TRONOX LLC
TRONOX PIGMENTS LTD.
TRONOX US HOLDINGS INC.
TRONOX FINANCE LLC
TRONOX PIGMENTS LLC

By:
Name:
Title:

[Signature Page to Second Amendment]

TRONOX HOLDINGS COÖPERATIEF U.A.

By:
Name:
Title:

By:
Name:
Title:

TRONOX HOLDINGS EUROPE C.V.

By:
Name:
Title:

[Signature Page to Second Amendment]

TRONOX INTERNATIONAL FINANCE LLP

By:
Name:
Title:

[Signature Page to Second Amendment]

ADMINISTRATIVE AGENT:

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:
Authorized Signatory

[Signature Page to Second Amendment]

EXHIBIT A

Amended and Restated Credit Agreement

(including appendices, schedules and exhibits thereto)

Please see attached.

ANNEX A

CONSENT TO SECOND AMENDMENT

CONSENT TO SECOND AMENDMENT (this “Consent”) to the Second Amendment to Credit and Guaranty Agreement (the “Amendment”) by and among TRONOX PIGMENTS (NETHERLANDS) B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law, having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and having its registered office address at Naritaweg 165, Telestone 8, (1043BW), Amsterdam, The Netherlands, registered with the trade register of the chamber of commerce in Amsterdam, The Netherlands under number 34132341 (the “Borrower”), TRONOX LIMITED (ACN 153 348 111), an Australian public limited company incorporated in the Commonwealth of Australia (“Holdings”), the Lenders party thereto, GOLDMAN SACHS BANK USA (“GS”), as Administrative Agent (“Administrative Agent”), and the GUARANTORS listed on the signature pages thereto, which amends that certain CREDIT AND GUARANTY AGREEMENT dated as of February 8, 2012 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of May 11, 2012 and as further amended through the Second Amendment Effective Date without giving effect to the amendments set forth in the Amendment, the “Existing Credit Agreement”) by and among the Borrower, Holdings, Tronox Incorporated, a Delaware corporation (“US Holdings”), the subsidiaries of Holdings named therein or from time to time party thereto, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amendment.

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

☐	Cashless Consent Option

to continue 100% of the outstanding principal amount of the Term Loan held by such Lender under and as defined in the Existing Credit Agreement as a Term Loan in a like principal amount under and as defined in the Restated Credit Agreement.

☐	Post-Closing Settlement Option (Cash Consent Option)

to have 100% of the outstanding principal amount of the Term Loan held by such Lender under and as defined in the Existing Credit Agreement prepaid by assignment on the Second Amendment Effective Date. For purposes of such assignment, the undersigned Lender hereby authorizes the Administrative Agent to execute and deliver such documentation as may be required to give effect to such assignment on its behalf.

☐	Cashless Consent Option and Partial Prepayment by Assignment

to continue $         of the outstanding principal amount of the Term Loan held by such Lender under and as defined in the Existing Credit Agreement as a Term Loan in a like principal amount under and as defined in the Restated Credit Agreement, and to have any remaining principal amount of the Term Loan held by such Lender under and as defined in the Existing Credit Agreement prepaid by assignment on the Second Amendment Effective Date. For purposes of such assignment, the undersigned Lender hereby authorizes the Administrative Agent to execute and deliver such documentation as may be required to give effect to such assignment on its behalf.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: March , 2013	,
as a Lender

By:
Name:
Title:

ANNEX B

JOINDER AGREEMENT1

JOINDER AGREEMENT, dated as of March     , 2013 (this “Agreement”), by and among [                    ] (the “Additional Lender”), TRONOX PIGMENTS (NETHERLANDS) B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law, having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and having its registered office address at Naritaweg 165, Telestone 8, (1043BW), Amsterdam, The Netherlands, registered with the trade register of the chamber of commerce in Amsterdam, The Netherlands under number 34132341 (the “Borrower”), and GOLDMAN SACHS BANK USA, as administrative agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to (i) the Credit and Guaranty Agreement dated as of February 8, 2012 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of May 11, 2012 and as further amended through the date hereof without giving effect to the amendments set forth in the Second Amendment (as defined below), the “Existing Credit Agreement”) by and among the Borrower, Holdings (as defined below), TRONOX INCORPORATED, a Delaware corporation (“US Holdings”), the subsidiaries of Holdings named therein or from time to time party thereto, the lenders party thereto, the Administrative Agent and the other agents named therein and (ii) the Second Amendment to Credit and Guaranty Agreement dated as of March 19, 2013 (the “Second Amendment”) by and among the Borrower, TRONOX LIMITED (ACN 153 348 111), an Australian public limited company incorporated in the Commonwealth of Australia (“Holdings”), the lenders party thereto, the Administrative Agent, and the guarantors listed on the signature pages thereto (capitalized terms used but not defined herein having the meaning provided in the Existing Credit Agreement, as amended by the Second Amendment (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Restated Credit Agreement”)); and

WHEREAS, subject to the terms and conditions of the Second Amendment, the Additional Lender shall become a Lender under the Restated Credit Agreement pursuant to this Joinder Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The Additional Lender hereby commits to make a Term Loan to the Borrower on the Second Amendment Effective Date in the amount of its “Additional Term Loan Commitment” set forth on its signature page hereto; provided that such amount may be reduced at the Administrative Agent’s discretion if the aggregate amount of all commitments received with respect to the Additional Term Loans exceeds the Additional Term Loan Amount (as defined in the Second Amendment) (such reduced amount, the “Allocated Amount”). Such Term Loan shall be provided subject to all of the terms and conditions set forth in the Second Amendment. Such Term Loans shall be entitled to all the benefits afforded by the Restated Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from each Guaranty and Liens created by the Collateral Documents. For the avoidance of doubt, the Additional Lender hereby consents to the Second Amendment.

[1]	Each Additional Lender needs to sign a separate Joinder Agreement.

The Additional Lender (i) confirms that it has received a copy of the Second Amendment and the Restated Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Restated Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Restated Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Restated Credit Agreement are required to be performed by it as a Lender.

The Additional Lender acknowledges and agrees that upon its execution of this Agreement that as of the Second Amendment Effective Date, the Additional Lender shall become a “Lender” under, and for all purposes of, the Restated Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Delivered herewith to the Administrative Agent and the Borrower are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Additional Lender may be required to deliver to the Administrative Agent pursuant to Section 2.17(c) of the Restated Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. This Agreement, the Restated Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of March     , 2013.

[ ],
as the Additional Lender

By:
Name:
Title:

Additional Term Loan Commitment: $

If applicable, the Allocated Amount (to be completed by the Administrative Agent): $

TRONOX PIGMENTS (NETHERLANDS) B.V., as Borrower

By:
Name:
Title:

Acknowledged and agreed:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:
Authorized Signatory